Exhibit 10.5.1

AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of this 9th day of November, 2006, by and among Salary.com, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), (ii) G. Kent Plunkett and Cathal S. Brown (the “Management Stockholders”) and (iii) the holders of a majority of the outstanding shares of the Company’s preferred stock, par value $.0001 per share (the “Majority Interest”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in that certain Second Amended and Restated Stockholders Agreement, dated as of December 18, 2003 (the “Stockholders Agreement”).

WHEREAS, in preparation for the proposed public offering of the Company’s common stock, par value $.0001 per share (the “Common Stock”), the Company desires to increase the size of its Board of Directors;

WHEREAS, the Stockholders Agreement currently provides that the number of directors may not be more than seven (7) and the parties hereto desire to permit up to ten (10) directors to be elected to the Company’s Board of Directors;

WHEREAS, pursuant to Section 14 of the Stockholders Agreement, the Stockholders Agreement may not be amended except by the written agreement of the Company, the Management Stockholders and a Majority Interest; and

WHEREAS, the undersigned hereby consent to amend the Stockholders Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.	Section 8(a)(i) of the Stockholders Agreement is hereby amended by replacing “seven (7)” with “ten (10)”

2.	Section 8(b) of the Stockholders Agreement is hereby amended by replacing “final director” in the fourth sentence of Section 8(b) with “remaining directors.”

3.	Except as provided herein, each of the other provisions of the Stockholders Agreement shall remain in full force and effect. The parties hereto hereby confirm and agree that the amendment or waiver provisions of the Stockholders Agreement shall remain in full force and effect and any amendment or waiver of any terms of the Stockholders Agreement (as modified hereby) shall be governed by, and be effect in accordance with, the terms of the Stockholders Agreement.

4.	This Agreement shall be governed by Delaware law without regard to conflicts of law principles.

5.	This Agreement may be executed in one or more counterparts (including via facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

6.	This Agreement (including any exhibit or schedule hereto) and the Stockholders Agreement constitute the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

7.	Each of the parties to this Amendment severally represents and warrants to the other parties to this Amendment that it is authorized to enter into this Amendment.

Remainder of Page Left Intentionally Blank

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

SALARY.COM, INC.

By:         /s/    G. Kent Plunkett

Name:    G. Kent Plunkett

Title:      Chief Executive Officer

Signature Page to Amendment to Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

ASCENDANT PARTNERS, LP

By:  /s/  Robert Stein

        Robert Stein

        Partner

AINSLIE A. GARDNER TRUST 1982

By:  /s/  John P. M. Higgins

        John P. M. Higgins

        Trustee

AINSLIE A. GARDNER TRUST 1971

By:  /s/  John P. M. Higgins

        John P. M. Higgins

        Trustee

DAVID ALLIO

By:  /s/  David Allio

        David Allio

ROBERT ALLIO

By:  /s/  Robert Allio

        Robert Allio

DANIEL B. BERESFORD

By:  /s/  Daniel B. Beresford

        Daniel B. Beresford

CATHAL SEAN BROWN

By:  /s/  Cathal Brown

        Cathal Brown

Signature Page to Amendment to Stockholders Agreement

PHILIP M. BYRNE

By:  /s/  Philip M. Byrne

        Philip M. Byrne

MARTHA ANNE DORMINY

By:  /s/  Martha Anne Dorminy

        Martha Anne Dorminy

EVE GARDNER TRUST 1958

By:  /s/  John P. M. Higgins

        John P. M. Higgins

        Trustee

EVE GARDNER TRUST 1971

By:  /s/  John P. M. Higgins

        John P. M. Higgins

        Trustee

CALEB P. GARDNER

By:  /s/  Caleb P. Gardner

        Caleb P. Gardner

EVE G. GARDNER

By:  /s/  Eve G. Gardner

        Eve G. Gardner

NOAH G. GARDNER

By:  /s/  Noah G. Gardner

        Noah G. Gardner

ROBERT G. GARDNER

By:  /s/  Robert G. Gardner

        Robert G. Gardner

MARYBETH GILMARTIN

By:  /s/  Marybeth Gilmartin

        Marybeth Gilmartin

Signature Page to Amendment to Stockholders Agreement

JOHN GREGG

By:  /s/  John Gregg

        John Gregg

        Managing Partner, Bluewater

KEVIN J. HANNA

By:  /s/  Kevin J. Hanna

        Kevin J. Hanna

JEFFREY J. HOOD

By:  /s/  Jeffrey J. Hood

        Jeffrey J. Hood

KEVIN R. JENKINS

By:  /s/  Kevin R. Jenkins

        Kevin R. Jenkins

LUKE G. GARDNER TRUST 71

By:  /s/  John P. M. Higgins

        John P. M. Higgins

        Trustee

LYRIC CAPITAL PARTNERS, LP

By:  /s/  Terry Temescu

    Terry Temescu

        Managing Member, General Partner

LYRIC OVERSEAS, LP

By:  /s/  Terry Temescu

    Terry Temescu

        Managing Member, General Partner

LYRIC VENTURES, LP

By:  /s/  Terry Temescu

        Terry Temescu

        Managing Member, General Partner

JAMES J. MAHONEY, JR.

By:  /s/  James J. Mahoney, Jr.

        James J. Mahoney, Jr.

Signature Page to Amendment to Stockholders Agreement

JOHN L. MARION, JR.

By:  /s/  John L. Marion, Jr.

        John L. Marion, Jr.

GREGORY P. MURDOCK

By:  /s/  Gregory P. Murdock

        Gregory P. Murdock

GREGORY KENT PLUNKETT

By:  /s/  Gregory Kent Plunkett

        Gregory Kent Plunkett

SALEH F. SHAHRABANI

By:  /s/  Saleh F. Shahrabani

        Saleh F. Shahrabani

PAMELA MARGARET SCHIATTAREGGIA

By:  /s/  Pamela Margaret Shiattareggia

        Pamela Margaret Shiattareggia

RHODA SCHILD

By:  /s/  Rhoda Schild

        Rhoda Schild

CHRISTIAN O. SCHLEGEL

By:  /s/  Christian O. Schlegel

        Christian O. Schlegel

RALPH J. SPUEHLER, Jr.

By:  /s/  Ralph J. Spuehler, Jr.

        Ralph J. Spuehler, Jr.

Signature Page to Amendment to Stockholders Agreement

STEWART A. GARDNER TRUST 1971

By:  /s/  John P. M. Higgins

        John P. M. Higgins

        Trustee

THE STONEHARBOR GROUP, LLC

By:  /s/  Stewart A. Gardner

        Stewart A. Gardner

        Managing Director

SUSAN TEEMAN

By:  /s/  Susan Teeman

        Susan Teeman

KAY TORSHEN

By:  /s/  Kay Torshen

        Kay Torshen

VALHALLA VENTURE FUND

By:  /s/  Eric House

        Eric House

        Sole Member, General Partner, Mercury Funds, Inc.

JAMES VITOUS

By:  /s/  James Vitous

        James Vitous

WINSTON D. WREN

By:  /s/  Winston D. Wren

        Winston D. Wren

JONATHAN C. YOUNGHANS

By:  /s/  Jonathan C. Younghans

        Jonathan C. Younghans

AXEL ZDARSKY

By:  /s/  Axel Zdarsky

        Axel Zdarsky

CONSTANTIN ZDARSKY

By:  /s/  Constantin Zdarsky

        Constantin Zdarsky

Signature Page to Amendment to Stockholders Agreement